U.S. GLOBAL INVESTORS FUNDS
                              U.S. REAL ESTATE FUND

                           MAY 1, 1998, SUPPLEMENT TO
                        PROSPECTUS DATED NOVEMBER 3, 1997

PORTFOLIO MANAGER--PAGE 21

Delete the final paragraph of page 21 describing the portfolio manager of the U.S. Real Estate Fund and replace with the following paragraph:

     The adviser has contracted with Goodman & Company N.Y. Ltd. to serve as sub-adviser to the U.S. Real Estate Fund beginning May 1, 1998. It is wholly owned by Goodman & Company Ltd., which is ultimately wholly owned by Dundee Bancorp Inc., an Ontario incorporated Canadian company listed on The Toronto Stock Exchange. Mr. Ned Goodman, Chairman of Goodman & Company Ltd., is the "controlling person" of Goodman & Company N.Y. Ltd. and Goodman & Company Ltd. ("Goodman & Company").

     Goodman & Company is the manager of Dynamic Mutual Funds, a Canadian family of 26 mutual funds with approximately $6.5 billion (Cdn) of funds under management, over $500 million of which is in two real estate equity funds. Goodman & Company uses a team approach to manage the U.S. Real Estate Fund. The team is led by Mr. Goodman and Ms. Anne MacLean. Mr. Goodman, Chartered Financial Analyst, has more than thirty years of investment experience. Since 1979, Mr. Goodman has served as Chairman, President and Chief Executive Officer of Goodman & Company, an adviser to investment companies operating in Canada. Ms. MacLean, Chartered Financial Analyst, is a Goodman & Company portfolio manager and partner responsible for U.S., Latin American and real estate equities. Before joining Goodman & Company in January 1995, Ms. MacLean had twelve years of investment experience as a portfolio manager with Gluskin Sheff & Associates and as an Investment Analyst with United Bond and Share Company.

FOR MORE INFORMATION--PAGE 46

After Investment adviser, insert:

     Investment sub-adviser   Goodman & Company N.Y. Ltd.
                              55th Floor, Scotia Plaza
                              40 King Street West
                              Toronto, Ontario M5H 4A9
                              CANADA